UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2012, James M. Bone, Jr. was appointed as Executive Vice President and Chief Financial Officer (“CFO”) of First National Community Bancorp, Inc. (the “Company”) and of First National Community Bank, a wholly-owned subsidiary of the Company (the “Bank”), effective August 31, 2012.  Prior to his appointment as CFO, Jim Bone, 50, served as Chief Information Officer of the Bank since May 2010.  Mr. Bone has been an employee of the Bank since 1986, serving in various roles, including First Senior Vice President and Administrative Services Division Manager from July 2000 to April 2010, Senior Vice President and Branch Administrator from January 1995 to June 2000, Vice President and Community Office Manager/Commercial Loan Officer from May 1992 to December 1994, Vice President and Loan Administration/Compliance Division Manager from January 1989 to May 1992 and Internal Auditor from July 1986 to December 1988.  Prior to joining the Company, Mr. Bone served as an accountant with J.H. Williams & Co. of Kingston, Pennsylvania.  Mr. Bone is a licensed certified public accountant.

Pursuant to applicable banking laws, new directors and executive officers of the Company and the Bank may not be appointed if the Federal Reserve Board (the “FRB”) and the Office of the Comptroller of the Currency (the “OCC”) object to such appointment. The FRB notified the Company and the OCC notified the Bank that they have no objection to Mr. Bone serving as Executive Vice President and Chief Financial Officer of the Company and the Bank, respectively.

Mr. Bone succeeds Mr. Edward J. Lipkus, whose intention to resign as Executive Vice President and CFO following the Company’s achievement of current reporting status with respect to its required periodic filings with the Securities and Exchange Commission was previously announced on May 17, 2012.  Mr. Lipkus’ resignation will become effective August 31, 2012.  Pursuant to a severance agreement provided by the Company, Mr. Lipkus’ salary and health insurance benefits will be paid through March 1, 2013, for a total of $91,122.

A copy of the press release announcing Mr. Bone’s appointment as CFO is furnished, but not filed, as Exhibit 99.1 hereto.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Press Release dated August 27, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

	By:	/s/ Steven R. Tokach
Steven R. Tokach, Chief Executive Officer

Dated: August 27, 2012